                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                          ___________________________

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   JUNE 22, 1995
                                                  ------------------------------


                             MEASUREX CORPORATION
- --------------------------------------------------------------------------------
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          Delaware                          1-8770            94-1658697
- --------------------------------------------------------------------------------
(State or other jurisdiction             (Commission         (IRS Employer
  of incorporation)                      File Number)        Identification No.)


One Results Way, Cupertino, California                        95014
- --------------------------------------------------------------------------------
(Address of principal executive offices)                     (Zip Code)


Company's telephone number, including area code:   (408) 255-1500
                                                 -------------------------------



________________________________________________________________________________
        (Former name or former address, if changed since last report.)
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ITEM  2.  ACQUISITION OR DISPOSITION OF ASSETS.


     On June 22, 1995, Measurex Corporation ("Measurex") bought back from HIHC, Inc. ("HIHC"), a wholly owned subsidiary of Harnischfeger Industries, Inc. ("Harnischfeger"), 1,613,100 shares of outstanding Measurex Common Stock (the "Shares"), par value $.01 per share, at a purchase price of $32.50 per share, representing all of the Common Stock of Measurex held by HIHC. The purchase was made by wire transfer of funds to HIHC, and was funded by Measurex from cash on hand as well as from borrowing on existing credit agreements.

     Jeffery T. Grade, Chairman and Chief Executive Officer of Harnischfeger, will continue to be a member of Measurex's Board of Directors. HIHC has owned approximately 10% of Measurex's stock since December of 1994. Since 1987, Measurex has had a cooperative agreement with Beloit Corporation, an 80%-owned subsidiary of Harnischfeger, and since 1990, Measurex has had an affiliation agreement with Harnischfeger. In connection with the purchase of the shares by Measurex, the parties amended the cooperative agreement and the affiliation agreement, and waived certain termination rights with respect to such agreements.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)  Financial Statements of Businesses Acquired.  Not applicable.
               -------------------------------------------

          (b)  Pro Forma Financial Information.  Not applicable.
               -------------------------------

          (c)  Exhibits.  The following document is filed as an exhibit to this report:

               2.1 Stock Repurchase Agreement and Amendment to Joint Marketing, Sales and Development Agreement dated June 22, 1995 among Measurex, Harnischfeger, HIHC and Beloit Corporation.

                                  SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MEASUREX CORPORATION



Dated:  July 6, 1995                    By: /s/ Charles Van Orden
                                            ---------------------
                                            Charles Van Orden
                                            Vice President and
                                            General Counsel

                                 Exhibit Index
                                 -------------

EXHIBIT                                                             SEQUENTIALLY
NUMBER                                                             NUMBERED PAGE
- ------                                                             -------------
2.1       Stock Repurchase Agreement and Amendment to Joint
          Marketing, Sales and Development Agreement dated
          June 22, 1995 among Measurex, Harnischfeger, HIHC
          and Beloit Corporation.

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